UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8 - K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 24, 2002

                                (Date of Report)

                              DBS Industries, Inc.

             (Exact name of registrant as specified in its charter)


   STATE OF DELAWARE                  0-28348                    84-1124675

(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              identification No.)


                    100 Shoreline Highway, Suite 190A, Mill
                     Valley, CA 94941 (Address of principal
                          executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 380-8055



          (Former name or former address, if changed since last report)

Item 5.  Other

     The Company announced two changes to the management and Board of Directors; Randy Stratt, the Company's chief operating officer and general counsel, is leaving the Company and the Board of Directors effective July 26, 2002 and relocating to Los Angeles for family reasons. Michael Apatoff, who joined the Board in February 2002, resigned from the Board effective July 24, 2002.


                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 26, 2002               DBS Industries, Inc.


                                   By:       /s/ Fred W. Thompson
                                             __________________________
                                             Fred W. Thompson
                                             Chief Executive Officer & President